Exhibit 21
Subsidiaries of Franklin BSP Realty Trust, Inc.

Name	Jurisdiction of Incorporation/Formation
Benefit Street Partners L.L.C.	Delaware
Benefit Street Partners Realty Operating Partnership, L.P.	Delaware
Benefit Street Partners Realty Trust TRS, LLC	Delaware
BPSRT Jeffersonville Member, LLC	Delaware
BSPRT 2020-C9 Owner, LLC	Delaware
BSPRT 2021-FL6 Issuer, Ltd.	Cayman
BSPRT 2021-FL7 Issuer, Ltd.	Cayman
BSPRT 2022-FL8 Co-Issuer, LLC	Delaware
BSPRT 2022-FL8 Holder, LLC	Delaware
BSPRT 2022-FL8 Issuer, Ltd.	Cayman
BSPRT 2022-FL8 Seller, LLC	Delaware
BSPRT 2023-FL10 Holder, LLC	Delaware
BSPRT 2023-FL10 Issuer, LLC	Delaware
BSPRT 2023-FL10 Seller, LLC	Delaware
BSPRT 2024-FL11 Holder, LLC	Delaware
BSPRT 2024-FL11 Issuer, LLC	Delaware
BSPRT 2024-FL11 Seller, LLC	Delaware
BSPRT 2025-FL12 Holder, LLC	Delaware
BSPRT 2025-FL12 Issuer, LLC	Delaware
BSPRT 2025-FL12 Seller, LLC	Delaware
BSPRT Atlas Mezzanine Loan Seller, LLC	Delaware
BSPRT Atlas Mezzanine Loan Subsidiary, LLC	Delaware
BSPRT BB Fixed, LLC	Delaware
BSPRT BB Float, LLC	Delaware
BSPRT BB Loan, LLC	Delaware
BSPRT CMBS Finance, LLC	Delaware
BSPRT CRE Cheyenne, LLC	Delaware
BSPRT CRE Equity, LLC	Delaware
BSPRT CRE Finance, LLC	Delaware
BSPRT CRE JAX Pref, LLC	Delaware
BSPRT CS Loan, LLC	Delaware
BSPRT Finance Counterparty, LLC	Delaware
BSPRT Finance Sub-Lender I, LLC	Delaware
BSPRT Finance Sub-Lender II, LLC	Delaware
BSPRT High Yield Securities, LLC	Delaware
BSPRT Jeffersonville, LLC	Delaware
BSPRT JPM Loan, LLC	Delaware
BSPRT Knox Owner, LLC	Delaware
BSPRT Minn Owner, LLC	Delaware
BSPRT NOLA I Finance, LLC	Delaware

BSPRT Oliver Finance, LLC	Delaware
BSPRT OP Sub I, LLC	Delaware
BSPRT Pickwick, LLC	Delaware
BSPRT St. Louis Place, LLC	Delaware
BSPRT Walgreens Portfolio 1, LLC	Delaware
BSPRT Walgreens Portfolio 10, LLC	Delaware
BSPRT Walgreens Portfolio 11, LLC	Delaware
BSPRT Walgreens Portfolio 12, LLC	Delaware
BSPRT Walgreens Portfolio 13, LLC	Delaware
BSPRT Walgreens Portfolio 14, LLC	Delaware
BSPRT Walgreens Portfolio 15, LLC	Delaware
BSPRT Walgreens Portfolio 16, LLC	Delaware
BSPRT Walgreens Portfolio 17, LLC	Delaware
BSPRT Walgreens Portfolio 18, LLC	Delaware
BSPRT Walgreens Portfolio 19, LLC	Delaware
BSPRT Walgreens Portfolio 2, LLC	Delaware
BSPRT Walgreens Portfolio 20, LLC	Delaware
BSPRT Walgreens Portfolio 21, LLC	Delaware
BSPRT Walgreens Portfolio 22, LLC	Delaware
BSPRT Walgreens Portfolio 23, LLC	Delaware
BSPRT Walgreens Portfolio 24, LLC	Delaware
BSPRT Walgreens Portfolio 3, LLC	Delaware
BSPRT Walgreens Portfolio 4, LLC	Delaware
BSPRT Walgreens Portfolio 5, LLC	Delaware
BSPRT Walgreens Portfolio 6, LLC	Delaware
BSPRT Walgreens Portfolio 7, LLC	Delaware
BSPRT Walgreens Portfolio 8, LLC	Delaware
BSPRT Walgreens Portfolio 9, LLC	Delaware
BSPRT Walgreens Portfolio, LLC	Delaware
BSPRT WFB Loan, LLC	Delaware
Capstead Capital Corporation	Delaware
Capstead Inc.	Delaware
Capstead Securities Holding, LLC	Delaware
CMC Securities Corporation IV (f/k/a CMC SC IV)	Delaware
FBRT 1660 Lincoln Owner, LLC	Delaware
FBRT 86 North Owner, LLC	Delaware
FBRT BBSS Finance, LLC	Delaware
FBRT Bridgepoint Owner 2, LLC	Delaware
FBRT Bridgepoint Owner, LLC	Delaware
FBRT Campbell's Creek Owner, LLC	Delaware
FBRT Churchill Finance, LLC	Delaware

FBRT Cienda Owner, LLC	Delaware
FBRT Claridge House Owner, LLC	Delaware
FBRT Cobb House Owner 2, LLC	Delaware
FBRT Cobb House Owner, LLC	Delaware
FBRT Excess MSR Holder LLC	Delaware
FBRT Fredericksburg Owner, LLC	Delaware
FBRT Fremont Owner, LLC	Delaware
FBRT Garfield, LLC	Delaware
FBRT GVA Holdco, LLC	Delaware
FBRT Haverwood Owner, LLC	Delaware
FBRT Lewisville Owner, LLC	Delaware
FBRT LIV Cleveland, LLC	Delaware
FBRT Luckman Holder, LLC	Delaware
FBRT Luckman Owner, LLC	Delaware
FBRT Lynx Owner, LLC	Delaware
FBRT Mallard Green Owner, LLC	Delaware
FBRT OP LLC (f/k/a Benefit Street Partners Realty Trust LP, LLC)	Delaware
FBRT Patten West Owner, LLC	Delaware
FBRT Plum Creek Owner, LLC	Delaware
FBRT Printhouse Seller, LLC	Delaware
FBRT Printhouse, LLC	Delaware
FBRT Riverwalk, LLC	Delaware
FBRT Salado Creek Owner, LLC	Delaware
FBRT Six Forks Owner, LLC	Delaware
FBRT Sub REIT	Maryland
FBRT SUB REIT TRS LLC	Delaware
FBRT TRS Holdco LLC	Delaware
FBRT Williamsburg, LLC	Delaware
FBRT Woodlands Owner, LLC	Delaware
NewPoint Bridge Lending LLC	Delaware
NewPoint Holdings JV LLC	Delaware
NewPoint JV LLC	Delaware
NewPoint JV Sub BB, LLC	Delaware
NewPoint JV Sub BSNY Holdco, LLC	Delaware
NewPoint JV Sub BSNY, LLC	Delaware
NewPoint JV Sub CB, LLC	Delaware
NewPoint JV Sub F Q B, LLC	Delaware
NewPoint JV Sub I LLC	Delaware
NewPoint JV Sub II LLC	Delaware
NewPoint JV Sub III LLC	Delaware

NewPoint JV Sub IV LLC	Delaware
NewPoint JV Sub MM Holdco, LLC	Delaware
NewPoint JV Sub MM, LLC	Delaware
NewPoint JV Sub WF Holdco, LLC	Delaware
NewPoint JV Sub WF, LLC	Delaware
Rodeo Sub I, LLC	Maryland
Sphere Apartments, LP	Delaware
Sphere GP, LLC	Delaware
FBRT Westcreek Owner, LLC	Delaware